                                                                    EXHIBIT 10.3

                              SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "Agreement"), dated as of April __, 2001, is entered into by and between INTERPLAY ENTERTAINMENT CORP., a Delaware corporation ("Debtor"), and Brian Fargo, an individual ("Fargo").

          WHEREAS, Debtor has executed that certain Secured Promissory Note of even date herewith in the amount of $3,000,000 held by Fargo (the "Note"); and

          WHEREAS, as a condition to Fargo's making the loans evidenced by the Note, Debtor has agreed to enter into this Agreement with Fargo, securing the obligations of Debtor under the Note; and

          NOW, THEREFORE, in consideration of the premises contained herein, Debtor hereby warrants and represents to, and covenants and agrees with, Fargo, as follows:

     1.   Definitions and Construction.

          (a) Definitions.  As used in this Agreement:
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     "Account Debtor" shall have the meaning ascribed thereto in the Code.
      --------------

     "Accounts" shall mean all of Debtor's presently existing and hereafter
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arising:  (a) accounts (including all "accounts" as such term is defined in the
Code); (b) chattel paper (including all "chattel paper" as such term is defined in the Code), including certificated securities (as such term is defined in the
Code) and instruments (as such term is defined in the Code constituting part of "chattel paper" as such term is defined in of the Code; (c) contract rights; (d) documents (including all "documents" as such term is defined in the Code), irrespective of whether negotiable; and (e) credit insurance, guaranties, and letters of credit with respect to which Debtor is the beneficiary together with any security for any of the foregoing.

     "Agreement" shall mean this Security Agreement.
      ---------

     "Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C.
      ---------------
(S)(S)101-1330), as amended or supplemented from time to time, and any successor statute, and all of the rules issued or promulgated in connection therewith.

     "Books and Records" shall mean all of Debtor's books and records, including
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accounting journals and ledgers, deposit account statements, computer programs, disc or tape files, printouts, and other computer-prepared information, which in each case summarizes, evidences, provides information concerning, or is used in connection with, all or any part of the Collateral.

     "Code" shall mean the California Uniform Commercial Code, as amended or
      ----
supplemented from time to time.

     "Collateral" shall mean the Accounts, the Books and Records, the Equipment,
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the General Intangibles, the Inventory, the Pledged Collateral, and the
Proceeds.

     "Debtor" shall have the meaning ascribed thereto in the preamble of this
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Agreement.

     "Equipment" shall mean all of Debtor's presently existing or hereafter
      ---------
acquired or created equipment (including all "equipment," as such term is defined in the Code) all of its forms, wherever located, and all parts thereof and all accessions thereto and documents therefor, including fixtures, furnishings, furniture, heavy equipment, jibs, machinery, molds, motors, pallets, tooling, tools, and trade fixtures, and all cars, forklifts, rolling stock, tractors, trucks, and other vehicles, and any and all spare and replacement parts and supplies used in connection with the maintenance or operation of any one or more of the foregoing.

     "Event of Default" shall have the meaning ascribed thereto in Section 6
      ----------------
below.

     "Fargo" shall have the meaning ascribed thereto in the preamble of this
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Agreement.

     "General Intangibles" shall mean all of Debtor's presently existing and
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hereafter arising general intangibles (including all "general intangibles," as such term is defined in the Code) and other personal property (including all: blueprints; catalogs; choses or things in action; computer disks; computer programs; computer tapes; computer code; computer software; customer lists; deposit accounts (including all "deposit accounts," as such term is defined in the Code); drawings; goodwill; literature; monies due or recoverable from pension funds; money; patents; patent rights; purchase orders; reports; route lists; service marks; service mark rights; software; tax refunds; tax refund claims; trade names; trade name rights; trademarks; trademark rights; copyrights; maskwork rights; rights to receive and interests in insurance settlement proceeds; rights under licensing, distribution, representation, agency, sales, and other contracts or agreements; claims for damages to persons or assets; interests in and rights to receive distributions of assets with respect to general partnerships, limited partnerships, joint ventures, trusts, estates of deceased persons (irrespective of whether in probate), and unincorporated associations; rights to payment and other rights under any guaranty, indemnity, or right of contribution or subrogation; rights with respect to any approval, certification, license, or permit issued by or under the authority of any governmental entity, or any subdivision, department, or agency thereof, including to the maximum extent permitted by law; and rights in and to all security agreements, leases, or other contracts securing or otherwise relating to any of the foregoing or any Account or any Pledged Collateral) other than Accounts, Equipment, Inventory, and Pledged Collateral.

     "Insolvency Proceeding" shall mean any proceeding commenced by or against
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any person or entity under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Inventory" shall mean all of Debtor's presently existing or hereafter
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acquired or created inventory (including all "inventory" as such term is defined in the Code) in all of its forms, wherever located (whether in the possession of Debtor or a bailee or other person for storage, transit, or otherwise), including: (a) all "goods," as such term is defined in the Code, manufactured or assembled or held for sale or lease or to be furnished under any contract of service; (b) raw materials; (c) work in process; (d) finished goods; (e) all merchandise or "goods" as such term is defined in the Code, which are returned to or repossessed by Debtor; (f) all materials used or consumed in Debtor's business; and (g) all additions and accessions to any of the foregoing and all replacements and products of any of the foregoing together with all containers, packing, packaging, or shipping materials related thereto.

     "LaSalle Credit Facility" shall mean the credit facility evidenced by that
      -----------------------
certain Loan and Security Agreement dated April ___, 2001 among Debtor, Interplay OEM, Inc., GamesOnline.com, Inc. and LaSalle Business Credit, Inc.

     "Note" shall have the meaning ascribed thereto in the recitals of this
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Agreement.

     "Pledged Collateral" shall mean all presently existing and hereafter
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acquired or created indebtedness held by Debtor, and all evidences of such indebtedness, including all instruments (including all "instruments" as such term is defined in the Code), cash, and other assets from time to time received, receivable, or otherwise distributed in respect of, in exchange for, or on account of such indebtedness.

     "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the
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Collateral, including all:  (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash (including cash or other forms of payment received in return for services rendered), Accounts, Equipment, General Intangibles, Inventory, Pledged Collateral, and other assets from time to time received, receivable, or otherwise distributed in respect of, or in exchange for, or as a replacement of or a substitution for, any of the Collateral; (b) "proceeds," as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Collateral; (d) payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral; and (e) other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "pro-rata" shall mean equally and ratably in accordance with the respective
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proportions of outstanding principal and interest under the Note.

     "Secured Obligations" shall mean all liabilities, obligations, or
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undertakings owing by Debtor to Fargo of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Note or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest which accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          (b)  Construction.
               ------------

               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference.

               (ii) Any reference in this Agreement to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, restatements, or supplements thereto or thereof, as applicable: this Agreement and the Note.

               (iii) Neither this Agreement nor any uncertainty or ambiguity contained herein shall be construed or resolved against Fargo or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

      2.   Security.
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           (a)    Grant of Security Interest.  Debtor hereby grants to Fargo a
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security interest in all of Debtor's right, title, and interest in and to the
Collateral in order to secure the prompt payment and performance in full by Debtor when due, whether at stated maturity, by acceleration, or otherwise, of all of the Secured Obligations.

           (b)    Continuing Security Interest.  This Agreement shall create a
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continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations which are monetary in nature with respect to payment of principal and interest pursuant to the Note; (ii) be binding upon Debtor, its successors and assigns; and (iii) inure to the benefit of Fargo and his successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations which are monetary in nature with respect to payment of principal and interest pursuant to the Note which are monetary in nature, the security interests granted hereby shall automatically terminate. Upon any such termination, Fargo will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination; such documents shall be prepared by Debtor and shall be in form and substance reasonably satisfactory to Fargo.

      3.   Subordination.  The Secured Obligations shall be junior to the
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obligations of the Debtor to LaSalle Business Credit, Inc. ("LaSalle") pursuant to the LaSalle Credit Facility in accordance with the terms of the Subordination Agreement dated April ___, 2001 among Fargo, LaSalle and Debtor ("Subordination Agreement") and ") the Intercreditor Agreement dated April __, 2001 by and among the , LaSalle, and the Company and Microsoft Corporation ("Intercreditor Agreement").

      4.   Further Assurances.
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           (a)   Debtor agrees that from time to time, at the expense of Debtor, to the extent permitted by the LaSalle Credit Facility, Debtor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable or that Fargo may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Fargo to exercise and enforce his rights and remedies hereunder with respect to any Collateral.
Without limiting the generality of the foregoing, Debtor will: (i) at the request Fargo, mark conspicuously chattel paper included in the Accounts; (ii) at the request of Fargo, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Fargo, indicating that such Collateral is subject to the security interest granted hereby; (iii) except for instruments and items being processed for collection in the ordinary course of Debtor's business, if any Collateral or Pledged
Collateral shall be evidenced by
a promissory note or other instrument, deliver and pledge to Fargo such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Fargo; (iv) execute and file such financing or continuation statements, or amendments thereto, and such other documents, instruments, or notices, as may be necessary or reasonably desirable, or as Fargo may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (v) allow inspection of the Collateral by Fargo or persons designated by Fargo; and (vi) appear in and defend any action or proceeding that may affect Debtor's title to or Fargo's security interest in any or all of the Collateral.

          (b) Debtor hereby authorizes Fargo to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor. A carbon, photographic, photostatic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where not prohibited by law; provided, however, that nothing contained in this Agreement shall relieve Debtor of its obligations to file all necessary financing and continuation statements in order to perfect and protect the security interests granted or purported to be granted hereby, and Fargo shall have no responsibility to do such filing.

     5.   Permitted Activity.  Notwithstanding anything to the contrary
          ------------------
contained herein, nothing in this Agreement shall be deemed to prohibit Debtor from retaining, using, licensing, moving, selling or disposing of or otherwise taking any actions with respect to the Collateral or the Pledged Collateral (a) in the ordinary course of business or (b) to raise funds to pay a Secured Obligation.

     6.   Events of Default.  Either (a) the taking of any action by the Debtor
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to disclaim or nullify the security interest granted to Fargo hereunder, or (b)
the occurrence of an Event of Default (as such term is defined in the Note) under the Note, or both, shall constitute an Event of Default under this Agreement.

     7.   Remedies upon Default.  Upon the occurrence and during the continuance
          ---------------------
of an Event of Default, Fargo shall have, with respect to the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Fargo may also without notice (except as specified below) sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board, or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Fargo may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Fargo may be the purchasers of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply on a pro-rata basis all or any part of the Secured Obligations owed to Fargo or represented by such credit bidding party as a credit on account of the purchase price of any Collateral payable by Fargo at such sale.

     8.   Application of Proceeds.  After the occurrence and during the
          -----------------------
continuance of an Event of Default, any cash held by Fargo as Collateral and all cash Proceeds received by Fargo in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Fargo of his remedies as a secured creditor as provided in Section 6 of this Agreement shall be applied from time to time by Fargo to the Secured Obligations on a pro-rata basis.

     9.   Fargo's Duties.  The powers conferred on Fargo hereunder are solely to
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protect his interest in the Collateral and shall not impose on him any duty to exercise such powers. Except as provided in the Code, Fargo shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any Collateral.

     10.  CHOICE OF LAW.  CONSENT TO JURISDICTION, AND SERVICE OF PROCESS.
          ---------------------------------------------------------------

          (a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST DEBTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. DEBTOR AND FARGO IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF FARGO TO BRING PROCEEDINGS AGAINST DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     11.  Notices.  Unless otherwise specifically provided herein, any notice or
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other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telecopied, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or four (4) business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 11) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

     12.  Headings.  Section and subsection headings in this Agreement are
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included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     13.  Severability.  In case any provision in or obligation under this
          ------------
Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     14.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts or duplicates, each of which shall be deemed an original. All of such counterparts, taken together, shall constitute one and the same Agreement.

     15.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF
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THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY
ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     16.  Amendment; Waiver.  Any term of this Agreement may be amended and the
          -----------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Debtor and Fargo.


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

IN WITNESS WHEREOF, Debtor and Fargo have caused this Agreement to be duly executed and delivered by their officers hereunto duly authorized as of the date first written above.

"DEBTOR"
 ------


INTERPLAY ENTERTAINMENT CORP.
a Delaware corporation


By:_________________________________________________
  Manuel Marrero, Chief Financial Officer and Secretary

ADDRESS:  Interplay Entertainment Corp.
--------  16915 Von Karman Avenue
          Irvine, California 92606
          Attn: Chief Financial Officer



"FARGO"
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_________________________________________
  Brian Fargo

ADDRESS:
--------